Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
     In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2006 of Maritrans Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter T. Bromfield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ' 78m(a) or ' 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Walter T. Bromfield
Walter T. Bromfield
Chief Financial Officer
May 9, 2006

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